UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2011

Tree.com, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry into a Material Definitive Agreement.

On March 31, 2011, Tree.com, Inc. (the “Registrant”), through its subsidiary Home Loan Center, Inc., entered into an amendment to its existing warehouse line of credit with JPMorgan Chase Bank, N.A.  The amendment expanded the types of mortgages eligible for purchase under the facility to include certain mortgage loans not greater than 60 days old and certain non-owner occupied loans, subject in each case to specified sublimits. In addition, the amendment updated advance rate and margin percentage terms applicable under the facility and revised certain financial covenants contained in the facility with respect to maintenance of pre-tax net income requirements.

A copy of Amendment No.5 to the Master Repurchase Agreement and the related Third Amendment to the Side Letter for the facility are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein. The foregoing description of Amendment No.5 to the Master Repurchase Agreement and the Third Amendment to the Side Letter is qualified in its entirety by reference to the full text of such exhibits.

Item 1.02.               Termination of a Material Definitive Agreement.

In connection with the effectiveness of the Severance Agreement, as discussed below in Item 8.01, the Employment Agreement, dated October 31, 2010, between the Registrant and Steven Ozonian has terminated. Certain obligations under the Employment Agreement, including the confidentiality, non-competition, non-solicitation, non-disparagement provisions thereof, shall continue in accordance with their terms.

Item 8.01.               Other Events.

As previously disclosed, the Registrant made the decision to close all of the field offices of its proprietary full service real estate brokerage business known as RealEstate.com, REALTORS®. On March 31, 2011, the Registrant entered into a Confidential Severance Agreement and Release (the “Severance Agreement”) with Steven Ozonian, pursuant to which Mr. Ozonian will resign from his position as Chief Executive Officer of the RealEstate.com division, effective March 31, 2011. Beginning on April 1, 2011, Mr. Ozonian’s duties will be assumed on an interim basis by Greg Hanson, Senior Vice President and General Manager of the Registrant’s Tree.com division.

Pursuant to the terms of the Severance Agreement, Mr. Ozonian will receive severance pay in an amount equal to four months of this current annual base salary, totaling $100,000, and his remaining quarterly bonus payments, totaling $112,500, in each case less applicable withholding taxes or deductions. These amounts shall be paid to Mr. Ozonian no later than April 14, 2011. In consideration of these payments, the Severance Agreement provides for a release of claims by Mr. Ozonian in favor of the Registrant and its affiliates, as well as customary confidentiality and non-disparagement obligations.

A copy of the Severance Agreement is attached hereto as Exhibit 10.3 and is incorporated by reference herein. The foregoing description of the Severance Agreement is qualified in its entirety by reference to the full text of such exhibit.

Item 9.01.               Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

10.1	Amendment No. 5 to Master Repurchase Agreement, dated March 31, 2011, by and between Home Loan Center, Inc. and JPMorgan Chase Bank, N.A.
10.2	Third Amendment to Side Letter, dated March 31, 2011, by and between Home Loan Center, Inc. and JPMorgan Chase Bank, N.A.
10.3	Confidential Severance Agreement and Release, dated March 31, 2011, by and between Tree.com, Inc. and Steven Ozonian

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2011

TREE.COM, INC.

	By:	/s/ Christopher R. Hayek
Christopher R. Hayek
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Amendment No. 5 to Master Repurchase Agreement, dated March 31, 2011, by and between Home Loan Center, Inc. and JPMorgan Chase Bank, N.A.
10.2	Third Amendment to Side Letter, dated March 31, 2011, by and between Home Loan Center, Inc. and JPMorgan Chase Bank, N.A.
10.3	Confidential Severance Agreement and Release, dated March 31, 2011, by and between Tree.com, Inc. and Steven Ozonian